UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Matthews Asia Innovators Fund

Matthews Asia Innovators Active ETF

Matthews China Small Companies Fund

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

March 25, 2026

Dear Shareholder:

The Board of Trustees (the “Board”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”) is pleased to invite you to a special meeting (the “Special Meeting”) of the shareholders of Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF and Matthews China Small Companies Fund, each a series of the Trust (each, a “Fund” and collectively, the “Funds”). The Special Meeting will be held at 10:00 a.m. Pacific Time on May 14, 2026. The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

The Special Meeting is being held to consider the following proposal (the “Proposal”):

To approve changing each Fund’s sub-classification from “diversified” to “non-diversified”

Shareholders of record of each Fund on March 20, 2026 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. Shareholders of each Fund will vote separately on the proposal for that Fund.

The Board voted unanimously to approve the Proposal. The Board believes that the Proposal is in the best interests of each Fund and its shareholders. The Board recommends that you vote “FOR” the Proposal.

The enclosed Proxy Statement describes the voting process for shareholders of the Funds. The proxy votes will be reported at the Special Meeting scheduled for May 14, 2026. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

As always, we appreciate your support.

Sincerely,

/s/ Mark W. Headley
Mark W. Headley
President of the Trust

OVERVIEW OF THE PROPOSAL – QUESTIONS & ANSWERS

The following questions and answers provide an overview of the matter on which you are being asked to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. Pacific Time on May 14, 2026. The accompanying proxy statement (the “Proxy Statement”) contains more detailed information, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	Why did you send me this Proxy Statement?

A:

At a meeting held on February 25-26, 2026 (the “Board Meeting”), the Board of Trustees (the “Board”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”), following the recommendation of Matthews International Capital Management, LLC (“Matthews”), the investment adviser to the various series of the Trust, unanimously approved reclassifying the diversification status of the Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF and Matthews China Small Companies Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, from “diversified” to “non-diversified,” subject to the approval of Fund shareholders (the “Proposal”).

You are receiving this Proxy Statement because you are a shareholder in one or more of the Funds, in connection with a special meeting of shareholders (the “Special Meeting”) to be held to vote on the Proposal. This document includes a Notice of Special Meeting of Shareholders (the “Notice”), a Proxy Statement, and a Proxy Card. Please review this document in its entirety carefully before casting your vote.

The Board unanimously recommends that you vote FOR the Proposal.

Q:	What is the purpose of the Special Meeting?

A:

Shareholders of each Fund are being asked to vote on the Proposal to approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified”; and to transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Q:	What is the difference between a “diversified” fund and a “non-diversified” fund?

A:

Under the 1940 Act, a “diversified” fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, the 1940 Act defines a “non-diversified” fund as a fund other than a diversified company, and places no single-issuer limits on the fund due to that classification.

Q:	What will be the impact to a Fund and its risk profile if the Proposal is approved with respect to that Fund?

A:

The Proposal will give a Fund the ability to invest a greater percentage of its assets in the obligations or securities of a smaller number of issuers or any one issuer as compared to a diversified fund. Each Fund’s portfolio management team believes that this added flexibility will enable the Fund to operate its investment program in a more effective manner by increasing investments in securities that the portfolio managers believe to be most attractive. However, shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is approved, the Fund’s risk profile may increase. Specifically, because a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund, the investment return of a non-diversified fund typically is more dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund.

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Q:	Why are shareholders being asked to approve these changes?

A:

As explained more fully below, each Fund is currently classified as a diversified fund and has a fundamental policy that its diversification status may not be changed without shareholder approval. “Diversified” under the 1940 Act means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). In other words, a diversified fund may not invest more than 5% of its assets in a company, if, in the aggregate, the positions equal to 5% or more amount to 25% of the fund’s total assets. A diversified fund therefore is not allowed to make additional purchases in securities that represent more than 5% of the fund’s total assets if the cumulative amount of these 5%+ holdings is greater than 25% of the fund’s total assets. Each Fund is currently classified as diversified and therefore must operate in compliance with these diversification requirements and is limited in its ownership of securities of any single issuer.

At times, implementing each Fund’s desired investment program has been a challenge due to requirements to maintain the Fund’s diversified status. For example, due to the limitations imposed on a diversified fund’s investments in any one issuer, a Fund may be prevented from adding to its positions in certain stocks that the portfolio managers view favorably. As a non-diversified fund, a Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing the Funds to non-diversified status, the Funds’ portfolio managers could increase the Funds’ investments in their highest conviction investment ideas as they would not be constrained by the 1940 Act diversification requirements. Matthews, each Fund’s investment adviser, believes that reclassifying the Funds as non-diversified is in the best interests of the Funds and their respective shareholders because non-diversified status will provide the Funds’ investment teams with increased investment flexibility and the Funds with potential for better investment performance.

Q:	What happens if shareholders of a Fund do not approve the Proposal?

A:	If the shareholders of a Fund do not approve the Proposal, that Fund will remain “diversified” and therefore remain subject to the diversification requirements set forth in the 1940 Act.

Q:	Who is paying for the expenses of this solicitation of proxies in connection with the Special Meeting?

A:

The expenses incurred in connection with this solicitation, including expenses associated with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses, will be borne by the Funds, to be allocated in proportion to each Fund’s net assets. The Funds’ expense limitation agreements do not limit extraordinary expenses such as these proxy expenses; therefore, a Fund will fully bear these expenses even if the Fund already would reach any applicable operating expense limit. Matthews estimates that those total costs will be $304,600.

Q:	Will there be any additional changes to the Funds or their investment strategies?

A:

Yes. At the Board Meeting, Matthews also recommended, and the Board approved, a change to the investment strategies of each of the Matthews Asia Innovators Fund and Matthews Asia Innovators Active ETF to allow for a limited allocation to Japanese companies. That change did not require shareholder approval and became effective on February 27, 2026. In addition, Matthews recommended, and the Board approved, the reorganization of the Matthews Asia Growth Fund, a series of the Trust, into the Matthews Asia Innovators Fund, a series of the Trust, subject to approval by shareholders of the Matthews Asia Growth Fund.

With respect to the Matthews China Small Companies Fund, Matthews recommended, and the Board approved, changing the name of the Fund to the “Matthews China Innovators Fund”. That change does not require shareholder approval and will become effective on or about April 30, 2026, along with changes to the Fund’s investment strategies and benchmark index consistent with the Fund’s new name. As renamed, the Matthews China Innovators Fund will invest in innovative companies in China of any market capitalization. Therefore, the Fund’s portfolio will no longer be focused on smaller companies but will invest in companies across the capitalization spectrum. The Fund’s new benchmark index will be the MSCI China All Shares Index. The MSCI China All Shares Index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China and captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).

Prospectus supplements related to these changes were filed with the SEC and sent to shareholders of the applicable Funds in February 2026.

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VOTING PROCEDURES

Q:	How does the Board recommend that shareholders vote?

A:	The Board recommends that shareholders vote “FOR” the Proposal.

The Board believes that approval of the Proposal is in the best interests of each Fund and its shareholders.

Q:	Who is eligible to vote?

A:

Shareholders of each Fund as of the close of business on March 20, 2026 (the “Record Date”), are eligible to vote on the Proposal. Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share, if applicable, held on the Record Date.

Shareholders of each Fund will vote separately on the proposal for that Fund.

Q:	How do I vote my shares?

A:

You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed proxy card), or by simply completing and signing the proxy card and mailing it in the enclosed postage-paid envelope. However, even if you plan to attend the Special Meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

Q:	What is the vote necessary to approve the Proposal?

A:

With respect to each Fund, approval of the Proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes (if any) are counted as votes present for purposes of achieving a quorum but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote “AGAINST” the Proposal because approval of the Proposal requires the affirmative vote of a percentage of the Fund’s voting securities present or represented by proxy or a percentage of the outstanding voting securities. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Q:	Why are multiple proxy cards enclosed?

A:	If you are a shareholder of more than one Fund, you may receive more than one proxy card. Please execute each card received separately.

Q:	Whom do I contact if I have questions?

A:

If you have questions regarding the Proposal, please feel free to call our proxy solicitor, EQ Fund Solutions, at 877-297-1744 between the hours of 9:00 a.m. and 10:00 p.m. Eastern Time or 6:00 a.m. and 7:00 p.m. Pacific Time, Monday through Friday.

Important additional information about the Proposal is set forth in the accompanying Proxy Statement.

Please read it carefully.

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MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Matthews Asia Innovators Fund

Matthews Asia Innovators Active ETF

Matthews China Small Companies Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2026

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of the shareholders of Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF and Matthews China Small Companies Fund (each, a “Fund” and collectively, the “Funds”), each a series of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”), will be held at 10:00 a.m. Pacific Time on May 14, 2026. The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually.

The Special Meeting is being held to consider the following proposal (the “Proposal”):

To approve changing each Fund’s sub-classification from “diversified” to “non-diversified.”

The Board voted unanimously to approve the Proposal. The Board believes that the Proposal is in the best interests of each Fund and its shareholders. The Board recommends that you vote “FOR” the Proposal.

The Board of Trustees (the “Board”) of the Trust has fixed the close of business on March 20, 2026, as the record date (the “Record Date”) for determination of shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof. Shareholders of each Fund will vote separately on the proposal for that Fund.

A Proxy Statement is attached to this Notice that describes the matter to be voted upon at the Special Meeting and any postponements and adjournments thereof.

Your vote is important regardless of the size of your holdings in the Fund(s). Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed postage-paid envelope. You may also vote by telephone or over the Internet; please see page 5 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote at the Special Meeting, you may revoke your proxy at any time prior to its exercise at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: This notice and the accompanying Proxy Statement are available on the Internet at https://www.matthewsasia.com/resources/docs/fund-documents/ and https://vote.proxyonline.com/MatthewsAsia/docs/diversification.pdf.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the Board of Trustees,

/s/ Mark W. Headley
Mark W. Headley
President of the Trust
March 25, 2026

MATTHEWS INTERNATIONAL FUNDS

(D/B/A MATTHEWS ASIA FUNDS)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(800) 789-ASIA (2742) (Mutual Funds)

(833) 228-5605 (ETFs)

Matthews Asia Innovators Fund

Matthews Asia Innovators Active ETF

Matthews China Small Companies Fund

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Matthews International Funds d/b/a Matthews Asia Funds (the “Trust”) in connection with a special meeting (the “Special Meeting”) of the shareholders of Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF and Matthews China Small Companies Fund, each a series of the Trust (each, a “Fund” and collectively, the “Funds”). The Special Meeting will be held at 10:00 a.m. Pacific Time on May 14, 2026. The Special Meeting will be held in person only. You will not be able to attend the Special Meeting virtually

Shareholders of record of each Fund at the close of business on March 20, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any postponements and adjournments thereof. This Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders are being mailed to shareholders of each Fund on or about April 2, 2026. Shareholders are requested to vote their shares by completing and returning the enclosed proxy card.

The Special Meeting is being held to consider the following proposal (the “Proposal”):

To approve changing each Fund’s sub-classification from “diversified” to “non-diversified.” (To be voted on by all shareholders of each Fund, voting separately by each such Fund).

Copies of each Fund’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing or calling Matthews Asia Funds at: for mutual funds, P.O. Box 534475, Pittsburgh, PA 15253-4475 or 800.789.ASIA (2742); for ETFs, Three Canal Plaza, Suite 100, Portland, ME 04101 or 833.228.5605.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 14, 2026:

This Proxy Statement is available on the Internet at https://www.matthewsasia.com/resources/docs/fund-documents/ and https://vote.proxyonline.com/MatthewsAsia/docs/diversification.pdf. Any additional solicitation materials sent to shareholders will be made available at the same website.

PROPOSAL

TO APPROVE CHANGING EACH FUND’S SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Each Fund is currently classified as “diversified” for purposes of Section 5(b)(1) of the 1940 Act. As diversified funds, each Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, each Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, each Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items (including receivables).

Each Fund has a fundamental investment restriction that provides that the Fund may not change its diversification status under the 1940 Act without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund.

At times, implementing the Funds’ desired investment programs has been a challenge due to requirements to maintain the Funds’ diversified status. The 1940 Act diversification requirements have limited the ability of the Funds’ portfolio management teams to take desired positions in securities in which they have high conviction. The portfolio management teams believe that due to the diversification requirements of the 1940 Act, the Funds are unable to achieve their desired weightings in certain securities that the portfolio managers believe may offer the greatest return potential. Matthews believes that changing each Fund’s classification from diversified to non-diversified will allow the portfolio management teams to take more meaningful positions in certain high-conviction names that the investment teams believe to be most attractive and may provide better returns.

As non-diversified funds, each Fund could invest a greater portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund. By changing a Fund to non-diversified status, the Fund’s portfolio managers could increase the Fund’s investments in their highest conviction investment ideas, as they would not be constrained by the 1940 Act diversification requirements.

However, shareholders should note that if the change in a Fund’s sub-classification to “non-diversified” is approved, the Fund’s risk profile may increase. This is because the investment return on a non-diversified fund typically is dependent to a greater extent upon the performance of the obligations or securities of a smaller number of issuers or any one issuer than a diversified fund. A non-diversified fund can invest a greater portion of its assets in a single issuer and may invest in a smaller number of issuers than a diversified fund. Consequently, a non-diversified fund is more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments. Accordingly, if the Proposal is approved on behalf of a Fund, the Fund would be subject to greater risk than it currently is subject to as a diversified fund.

In addition, if the Proposal is approved by shareholders, the Funds will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of the Code, each Fund operates as a “regulated investment company.” As such, each Fund must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of its total assets at the close of each quarter of its taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Fund has invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. Each Fund also must invest no more than 25% of the value of its total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and is engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Funds’ taxable year. These federal tax diversification requirements may change in the future without shareholder approval.

The Board considered Matthews’ recommendation to change each Fund’s sub-classification under the 1940 Act to a non-diversified fund. The Board considered relevant factors, including the potential impact of the Proposal on each Fund and its risk profile, Matthews’ recommendation and belief that the Proposal would benefit Fund shareholders, and the estimated costs associated with seeking shareholder approval of the Proposal. Following its consideration of these matters, the Board unanimously approved the proposed change in each Fund’s sub-classification to “non-diversified.” It is anticipated that this Proposal, if approved, will be effective upon notification to shareholders of the changes through appropriate revisions to each Fund’s Prospectus and Statement of Additional Information.

If the Proposal is not approved by shareholders of a Fund, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” THE PROPOSAL.

VOTING INFORMATION

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on March 20, 2026 as the record date (the “Record Date”) for the determination of shareholders of each Fund entitled to notice of and to vote at the Special Meeting. Shareholders of each Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. The number of shares outstanding as of the Record Date (the “Outstanding Shares”) for each class of each Fund is set forth in Exhibit A, which in each case equals the number of votes to which each such class is entitled.

Shareholders of each Fund will vote separately on the Proposal with respect to that Fund.

Shareholder Information

Exhibit B lists the record and/or beneficial owners of 5% or more of the shares of each class of each Fund outstanding on the Record Date. As of the Record Date, the Trustees and officers as a group owned less than 1% of the Outstanding Shares of each class of the Funds, except for the Investor Class of the Matthews China Small Companies Fund. As of the Record Date, the Trustees and officers as a group owned 2.75% of the Investor Class of the Matthews China Small Companies Fund.

Revocation of Proxies

Shareholders may revoke their proxies at any time before such proxies are voted by written notification to the Trust or by a duly executed Proxy Card bearing a later date. Shareholders may also revoke their proxies previously given by attending the Special Meeting and voting in person.

Quorum; Adjournment

The presence at the Special Meeting, in person or by proxy, of at least one-third (33-1/3%) of the Outstanding Shares of a Fund constitutes a quorum for the Special Meeting with respect to that Fund. Thus, the Special Meeting could not take place on its scheduled date with respect to a Fund if less than one-third of the Outstanding Shares of that Fund is presented in person or represented by proxy.

If a quorum is not present at the Special Meeting with respect to a Fund or if a quorum is present at the Special Meeting but sufficient votes in favor of the Proposal with respect to a Fund are not received, the Special Meeting may be adjourned with respect to that Fund to permit further solicitation of proxies. Any lesser number of Outstanding Shares of the Fund than the quorum will be sufficient for an adjournment. No notice of any adjournment of the Special Meeting with respect to a Fund will be given other than announcement at the Special Meeting or an adjournment or postponement thereof.

Abstentions and Broker Non-Votes. Shares represented by proxies that reflect abstentions or any “broker non-votes” will be counted for the purpose of determining whether a quorum is present. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of a Fund present, in person or by proxy, and voting at the Special Meeting is required to approve the Proposal with respect to that Fund.

Under the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the Outstanding Shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of Outstanding Shares of all classes of the Fund, voting together as a single class.

In determining whether shareholders have approved the Proposal, broker non-votes and abstentions will be treated as shares present at the Special Meeting for establishing a quorum but that have not been voted. Accordingly, abstentions and broker non-votes effectively are counted as votes “against” the Proposal because the approval of a minimum number of the outstanding voting securities is required. The Trust may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum for any Fund.

Proxies

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting, or any adjournment thereof (either by returning the enclosed proxy card or by submitting a Proxy by telephone or over the Internet), the shares of the Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. If no instructions are provided on a properly submitted Proxy, the shares represented thereby will be voted in favor of the Proposal. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, and any postponements or adjournments thereof.

Manner of Voting

In addition to voting at the Special Meeting, shareholders may vote prior to the Special Meeting by promptly returning the enclosed proxy card or by casting their vote via telephone or over the Internet using the instructions provided on the enclosed proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the Internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, or by giving written notice of revocation to the Secretary of the Trust.

Voting by Mail. To vote by mail, you should date and sign the proxy card included with this Proxy Statement, indicate your vote on the Proposal, and return the form in the envelope provided. Please mail it early enough to be delivered prior to the Special Meeting.

Voting by Telephone. You may use the automated touch-tone voting method by calling the toll-free number provided on the proxy card. At the prompt, follow the menu. Prior to calling, you should read this Proxy Statement and have your proxy card at hand.

Internet Voting Prior to the Special Meeting. To vote over the Internet prior to the Special Meeting, please log on to the website listed on your proxy card and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one proxy card, you may vote them during the same session.

Additional Information. Shareholders voting their Proxies by telephone or Internet need not return their proxy card by mail.

A person submitting votes by telephone or Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. Each Fund believes that the procedures for authorizing the execution of a Proxy by telephone or Internet set forth above are reasonably designed to ensure that the identity of the shareholder authorizing the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

HOUSEHOLDING

Please note that only one copy of the Proxy Statement and other shareholder documents may be delivered to a shareholder or multiple shareholders of the Funds whose accounts are registered under the same client identification number and the same address, unless the Trust has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of the Proxy Statement or any other shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, please contact the Funds at: for mutual funds, Matthews Asia Funds, P.O. Box 534475, Pittsburgh, PA 15253-4475 or at 800.789.ASIA (2742); for ETFs, Matthews Asia Funds, Three Canal Plaza, Suite 100, Portland, ME 04101 or at 833.228.5605.

OTHER INFORMATION

Solicitation of Proxies

Solicitations of proxies are being made on behalf of each of the Funds and the Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about April 2, 2026. In addition to the solicitation of proxies by mail, employees of the Trust and their affiliates may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The tabulation and solicitation expenses in connection with the Proposal are estimated to be approximately $225,000, and other expenses of the Proposal, including legal, audit, filing fees and other related expenses are estimated to be approximately $79,600. These expenses will be borne by the Funds, to be allocated in proportion to each Fund’s net assets. The Funds’ expense limitation agreements do not limit extraordinary expenses such as these proxy expenses; therefore, a Fund will fully bear these expenses even if the Fund already would reach any applicable operating expense limit. Matthews estimates that those total costs will be approximately $304,600. Any additional costs that may be incurred in connection with contacting those shareholders who have not voted in the event of a need for re-solicitation of votes will also be borne in the same manner. Matthews has retained EQ Fund Solutions to serve as a proxy solicitation firm on behalf of the Trust. EQ Fund Solutions, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Questions about the Proposal should be directed to EQ Fund Solutions by telephone at 877-297-1744.

Reports to Shareholders

The Funds’ annual and semi-annual reports to shareholders may be viewed, free of charge, on the Funds’ website at matthewsasia.com. Copies of the Funds’ most recent annual and semi-annual reports may be obtained, without charge, upon request by writing to the Funds at: for mutual funds, P.O. Box 534475, Pittsburgh, PA 15253-4475 or at 800.789.ASIA (2742); for ETFs, Matthews Asia Funds, Three Canal Plaza, Suite 100, Portland, ME 04101 or 833.228.5605.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a subsequent meeting should send the written proposal to the Funds within a reasonable time before the proxy statement for that meeting is mailed. Whether a shareholder proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.

Other Business

Matthews and the Trust know of no business to be presented at the Special Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Funds.

Service Providers

Investment Adviser. Matthews International Capital Management, LLC is the investment adviser to the Funds. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached toll free by telephone at 800.789.ASIA (2742).

Principal Underwriters. Foreside Funds Distributors LLC, formerly known as BNY Mellon Distributors LLC (the “Underwriter”), located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Funds’ shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Funds.

Picton, S.A. (“Picton”), with registered offices at Av. Apoquindo 2929, 22nd floor, Las Condes, Santiago, Chile, acts as the statutory principal underwriter of the Funds’ shares in Chile, Peru and Colombia (and other Latin American countries as the Funds and HMC may agree upon from time to time). Picton is not, and is not required to be, a broker-dealer registered with the Securities and Exchange Commission or a member of FINRA. Matthews compensates Picton for its services to the Funds.

Administrator. The Bank of New York Mellon (“BNY Mellon”), located at 103 Bellevue Parkway, Wilmington, DE 19809, provides certain administrative, transfer agency and dividend disbursing agent services to the Funds.

Affiliated Brokers. Matthews Global Investors (Hong Kong) Limited, a Hong Kong registered broker-dealer, is a wholly owned subsidiary of Matthews that is engaged in marketing non-U.S. funds to non-U.S. investors. Matthews does not execute any client brokerage with or through Matthews Global Investors (Hong Kong) Limited.

EXHIBIT A

SHARES OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, the below number of shares of each Funds were outstanding and entitled to vote. Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Fund	Share Class	Number of Shares Outstanding
Matthews Asia Innovators Fund	Investor Class		10,073,765
	Institutional Class		9,374,095

		Total:	19,447,860

Matthews China Small Companies Fund	Investor Class		4,524,978
	Institutional Class		1,474,566

		Total:	5,999,544

Matthews Asia Innovators Active ETF	N/A	Total:	3,050,000

A-1

EXHIBIT B

OWNERSHIP OF SHARES

The tables below show, as of the Record Date, the persons who owned of record or beneficially 5% or more of the outstanding voting shares of the Funds. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders.

Fund	Account Holder Name and Address	Percentage of Shares
Matthews Asia Innovators Fund – Investor Class	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	33.86
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	27.96
	UBS WM USA A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	7.32
Matthews Asia Innovators Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	38.09
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	33.58
	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	20.12
Matthews China Small Companies Fund – Investor Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	30.93
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	29.41
	UBS WM USA A/C Exl Ben Customers Of UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086	12.90
	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plaza Fl 12 New York NY 10004-1901	5.01
Matthews China Small Companies Fund – Institutional Class	National Financial Services Corp (Fbo) Our Customers Attn Mutual Funds Department 4th Fl 499 Washington Blvd Fl 5 Jersey City NJ 07310-2010	69.13
	Charles Schwab & Co Inc FBO Special Custody Acct For Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	14.38
Matthews Asia Innovators Active ETF	Charles Schwab & Co 2423 E. Lincoln Drive Phoenix, AZ 85016	44.30
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-2010	20.89

B-1

National Bank Financial Inc. 1010 De La Gauchetiere Montreal BC H3B 5J2	15.66
Citibank 153 E, 53rd Street New York, NY 10022	8.79

B-2

Matthews PROXY CARD YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER REGISTRATION HERE SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number below or use your smart camera to scan the QR code on the left. 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-877-297-1744 Monday through Friday 6 a.m. to 7 p.m. Pacific Time CONTROL NUMBER SAMPLE Fund Name A Series of Matthews International Funds, dba Matthews Asia Funds PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2026 The undersigned, revoking prior proxies, hereby appoints John McGowan and Lewis Park as attorneys-in-fact and proxies of the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders (the “Meeting”) of Matthews International Funds, dba Matthews Asia Funds (the “Trust”), to be held at 10:00 a.m. Pacific Time on May 14, 2026, at Four Embarcadero Center, Suite 550, San Francisco, California 94111, or at any adjournment(s) thereof, to vote all shares of beneficial interest of the Trust that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the voting instructions given below on this Proxy Card or on the reverse side hereof, and to vote in his or her discretion on any other matters that may properly come before the Meeting or any adjournment(s) thereof. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. The undersigned hereby acknowledges the receipt of the accompanying Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus dated March 25, 2026. If you have any questions, please call toll-free 1-877-297-1744. Representatives are available to assist you Monday through Friday 6 a.m. to 7 p.m. Pacific Time. The Notice of a Special Meeting of Shareholders and the Proxy Statement/Prospectus for this meeting is available at: vote.proxyonline.com/MatthewsAsia/docs/diversification.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Fund Name PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title or capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy, when properly executed, will be voted in the manner directed below and, if no choice is indicated, will be voted “FOR” the proposal. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: • Proposal: FOR AGAINST WITHHOLD APPROVAL OF CHANGE TO THE APPLICABLE FUND’S SUB-CLASSIFICATION FROM “DIVERSIFIED” TO “NON-DIVERSIFIED.” THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]